For 80 Years & Counting
SOARING TO NEW HEIGHTS
4Q 2010 Earnings Conference Call
February 15, 2011

Safe Harbor Statement
Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this web site from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial
Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

Overview of 2010 Results

• Solid sales and profitability
• Continued focus on execution and cost control
• Earnings led by solid operating performance across all
 three segments
• Strong financial position and cash flow generation
 heading into 2011

Fourth Quarter 2010 Results

Key sales drivers:
• Organic growth of 2%*
• Led by strength in naval defense, power
 generation, general industrial and
 commercial aerospace
• Expected softness in ground defense
 and oil & gas
Key operating income drivers:
• Continued benefits of cost reduction and
 restructuring programs
• Segment organic operating margin 14%*
• Higher corporate legal costs
• FX impact $1M unfavorable

	Fourth Quarter 2010	% Change vs. Prior Yr
Sales:
Flow Control	$ 283	3%
Motion Control	182	3%
Metal Treatment	59	13%
Total Sales	$ 523	4%

Operating Income:
Flow Control	$ 37	4%
Motion Control	26	(14%)
Metal Treatment	8	73%
Total Segments	$ 71	1%
Corporate and Other	(14)	(11%)
Total Operating Income	$ 57	(2)%
*Organic results exclude the impact of FX and acquisitions

Full Year 2010 Results

Key sales drivers:
• Organic growth of 3%*
• Led by strength in general industrial,
 naval defense, aerospace defense and
 commercial aerospace
• Expected softness in ground defense
 and oil & gas
Key operating income drivers:
• Cost reduction and restructuring
 programs providing a lift to profitability
• Organic operating income +12%*
• Segment organic operating margin 12%*
• FX impact $10M unfavorable

	Full Year 2010	% Change vs. Prior Yr
Sales:
Flow Control	$ 1,025	4%
Motion Control	647	4%
Metal Treatment	221	9%
Total Sales	$ 1,893	5%

Operating Income:
Flow Control	$ 104	13%
Motion Control	80	(1%)
Metal Treatment	26	30%
Total Segments	$ 211	9%
Corporate and Other	(31)	(27%)
Total Operating Income	$ 180	6%
*Organic results exclude the impact of FX and acquisitions

2010 New Orders
Flow Control 51%
Motion Control 37%
Metal Treatment 12%

2010 Backlog
Flow Control 69%
Motion Control 31%

Metal Treatment represents <1%

2010 Results - Additional Metrics

• New Orders up 11%
• Backlog up 3%
• Strong Free Cash Flow*
 • Full Year 2010: $119 M
• Lower Capital Expenditures
• Stable Balance Sheet
• Pension Update

* Defined as cash flow from operations less capital expenditures

Oil & Gas
25%
Navy
Defense
32%
Gen
Industrial
9%
Power Gen
34%

2010 Segment Review - Flow Control

4Q 2010 Results
• Sales up 3%, organic operating income
 up 5%*
• Led by strong sales in naval defense and
 power generation
• Reduced demand to oil & gas and
 general industrial
Full Year 2010 Results
• Sales up 4%, organic operating income
 up 15%*
• Strong sales in naval defense
• Commercial markets flat despite modest
 growth in power generation
• FX impact $2 million unfavorable on OI
Segment Sales: $1,025 M
*Organic results excludes impact of FX and acquisitions

Comm Aero
25%
Aero
Defense
38%
Gen
Industrial
10%
Other
Defense &
Gov't.
3%
Navy
Defense
5%
Ground
Defense
19%

2010 Segment Review - Motion Control

Segment Sales: $647 M
4Q 2010 Results
• Sales up 3%, organic operating income
 down 13%*
• Led by strong sales in commercial aero and
 general industrial
• Reduced demand in aerospace and ground
 defense
Full Year 2010 Results
• Sales up 4%, organic operating income
 up 8%*
• Strong sales in aerospace defense, general
 industrial and commercial aerospace
• Significant reduction in ground defense
• FX impact >$7 million unfavorable on OI
*Organic results excludes impact of FX and acquisitions

Gen Industrial 39%
Comm Aero 39%
Power Gen 6%
Oil & Gas 3%
Aero Defense 10%
Ground Defense 1%
Other Defense & Gov't. 2%

2010 Segment Review - Metal Treatment

Segment Sales: $221 M
4Q 2010 Results
• Sales up 13%, organic operating income
 up 78%*
• Led by higher demand for shot peening
 and heat treating services
• Strong sales to general industrial and
 modest increase in aerospace defense
Full Year 2010 Results
• Sales up 9%, organic operating income
 up 32%*
• Led by strong sales to general industrial
 with increased demand for comm. aero
• FX impact <$1 million unfavorable on OI
*Organic results excludes impact of FX and acquisitions

Aero Defense 14%
Ground Defense 7%
Navy Defense 19%
Other Defense & Gov't. 1%
Gen Industry 13%
Comm Aero 13%
Power Gen 19%
Oil & Gas 14%

2010 End Markets Summary*

Key Positives
• Naval defense remained strong
• Continued demand for embedded
 computing, and sensors and controls
 products
• Most Commercial/Industrial markets
 ended strongly
Key Negatives
• Cancellation of F-22 and FCS programs
• Winding down of sales related to CVN-78
• Weaker overall ground defense market
• Lower China AP1000 sales
• Slower recovery in oil & gas industry
* Percentages in chart relate to full year 2010 sales.

Aero Defense 14%
Ground Defense 7%
Navy Defense 19%
Other Defense & Gov't. 1%
Gen Industry 13%
Comm Aero 13%
Power Gen 19%
Oil & Gas 14%

CURTISS WRIGHT

2010 Summary - Aerospace Defense

4Q 2010 Results
• Strength in helicopters, P-8 Poseidon,
 Global Hawk and other UAV programs
• Overall sales relatively flat due to impact
 of F-22 cancellation
Full Year 2010 Results
• Strong sales of embedded computing
 products on Global Hawk and helicopters
• Lower overall sales on F-22 and F-16
2010*
* Percentages in chart relate to full year 2010 sales.

Aero Defense 14%
Ground Defense 7%
Navy Defense 19%
Other Defense & Gov't. 1%
Gen Industry 13%
Comm Aero 13%
Power Gen 19%
Oil & Gas 14%

CURTISS WRIGHT

2010 Summary - Ground Defense

4Q 2010 Results
• Impacted by lower sales on Bradley and
 cancellation of FCS program
• Slightly higher sales on other platforms
Full Year 2010 Results
• Continued overall weakness in ground
 defense market
• Improved demand for international
 ground defense platforms
2010*
* Percentages in chart relate to full year 2010 sales.

Oil & Gas 14%
Aero Defense 14%
Ground Defense 7%
Power Gen 19%
Navy Defense 19%
Comm Aero 13%
Gen Industry 13%
Other Defense & Gov't. 1%

CURTISS WRIGHT

2010 Summary - Naval Defense

4Q 2010 Results
• Led by strong sales on VA class
 submarine and CVN-79 aircraft carrier
• Reduced sales related to DDG-1000
Full Year 2010 Results
• Continued strength in submarines and
 aircraft carrier sales
• Full production on EMALS aircraft
 launching system
2010*
* Percentages in chart relate to full year 2010 sales.

Oil & Gas
14%
Aero
Defense
14%
Ground
Defense
7%
Power Gen
19%
Navy
Defense
19%
Other
Defense &
Gov't.
1%
Comm Aero
13%
Gen Industry
13%

2010 Summary - Commercial Aerospace

4Q 2010 Results
• Improved sales due to increased
 production levels at Boeing
• Performed metal treatment services on
 various commercial aircraft
Full Year 2010 Results
• Benefitted from ongoing ramp in
 commercial aircraft production rates
• Experienced strong sales for single-aisle
 aircraft, as well as Boeing 787
2010*
* Percentages in chart relate to full year 2010 sales.

Oil & Gas
14%
Aero
Defense
14%
Ground
Defense
7%
Navy
Defense
19%
Other
Defense &
Gov't.
1%
Gen Industry
13%
Comm Aero
13%
Power Gen
19%

2010 Summary - Oil & Gas

4Q 2010 Results
• Improved demand for aftermarket sales
 opportunities
• Continued delays in capital spending
 worldwide
Full Year 2010 Results
• Rebound in coker equipment sales in
 second half of 2010
• Prolonged delays in capital spending on
 larger projects
• Received 3Q’10 order for complete coker
 system
2010*
* Percentages in chart relate to full year 2010 sales.

Oil & Gas
14%
Aero
Defense
14%
Ground
Defense
7%
Power Gen
19%
Navy
Defense
19%
Comm Aero
13%
Gen Industry
13%
Other
Defense &
Gov't.
1%

CURTISS WRIGHT

2010 Summary - Power Generation

4Q 2010 Results
• Driven by demand for upgrades and
 plant maintenance projects
• Decrease in new nuclear construction
 revenues related to China AP1000
Full Year 2010 Results
• Continued demand for content related to
 plant life extension process and power
 uprates on existing operating reactors
• Uptick in domestic AP1000 sales
• Expected reduction in China AP1000
2010*
* Percentages in chart relate to full year 2010 sales.

Aero Defense 14%
Ground Defense 7%
Navy Defense 19%
Other Defense & Gov't. 1%
Gen Industry 13%
Comm Aero 13%
Power Gen 19%
Oil & Gas 14%

2010 Summary - General Industrial

4Q 2010 Results
• Improving economy led to higher sales
 volumes
• Surge in demand for metal treatment
 services
• Strong sales to automotive industry
Full Year 2010 Results
• Recovery starting to take hold
• Strong demand from automotive and
 transportation industries
• Modest sales to HVAC industry
2010*
* Percentages in chart relate to full year 2010 sales.

2011E Market Outlook (as of February 14, 2011)

Management Guidance	FY2011E
Aero Defense	1 - 3%
Ground Defense	8 - 10%
Naval Defense	1 - 3%
Total Defense Including Other Defense	2 - 4%
Commercial Aero	10 - 12%
Oil & Gas	3 - 5%
Power Generation	1 - 2%
General Industrial	9 - 11%
Total Commercial	5 - 7%
Total Curtiss-Wright	4 - 5%

2011E Financial Outlook (as of February 14, 2011)

Management Guidance	FY2011E
Total Sales	$1,960 - 1,990M 4% - 5%
Flow Control	$1,050 - 1,060M 2% - 3%
Motion Control	$670 - 680M 4% - 5%
Metal Treatment	$240 - 250M 9% - 13%
Operating Income	$200 - 207M 11% - 15%
Diluted EPS	$2.48 - 2.58 8% - 12%
Diluted Shares Outstanding	47.3M
Effective Tax Rate	33.0%

2011E Financial Outlook (as of February 14, 2011)

Management Guidance	FY2011E
Free Cash Flow	$90 - 100M
Depreciation & Amortization	~$82M
CapEx	~$70M
Pension Expense	~$23M

Outlook for 2011 and Closing Comments

• Sales up 4-5% with 8-12% EPS growth
• Continued execution and margin expansion
• Solid performance across all end markets
 • Defense business is stable and will start to
 overcome several 2010 headwinds
 • Commercial markets rebounding as economy
 continue to improve
• Well positioned for long term organic growth

Appendix

# Non-GAAP Reconciliation

CURTISS-WRIGHT CORPORATION and SUBSIDIARIES
NON-GAAP FINANCIAL DATA (UNAUDITED)
(In thousands)

| | Three Months Ended December 31, 2010 | Three Months Ended December 31, 2009 | Change % | Twelve Months Ended December 31, 2010 | Twelve Months Ended December 31, 2009 | Change % |
|---|---|---|---|---|---|---|
| **Sales** | | | | | | |
| Organic | $ 514,020 | $ 502,777 | 2.2% | $ 1,864,046 | $ 1,809,002 | 3.0% |
| Incremental (1) | 10,265 (2) | | | 26,517 (3) | 688 (4) | |
| Foreign Currency (5) | (904) | | | 2,571 | | |
| **Total** | **$ 523,381** | **$ 502,777** | **4.1%** | **$ 1,893,134** | **$ 1,809,690** | **4.6%** |
| **Operating Income** | | | | | | |
| Organic | $ 58,041 | $ 58,195 | (0.3%) | $ 190,106 | $ 169,635 | 12.1% |
| Margin % | 11.3% | 11.6% | -30bps | 10.2% | 9.4% | 80bps |
| Incremental (1) | 304 (2) | | | (204) (3) | (316) (4) | |
| Foreign Currency (5) | (1,120) | | | (10,079) | | |
| **Total** | **$ 57,225** | **$ 58,195** | **(1.7%)** | **$ 179,823** | **$ 169,319** | **6.2%** |
| Margin % | 10.9% | 11.6% | -70bps | 9.5% | 9.4% | 10bps |

(1) The term incremental is used to highlight the impact acquisitions had on the current year results, for which there was no comparable prior year data. Therefore, the results of operations for acquisitions are incremental for the first twelve months from the date of acquisition and are removed from our organic results. Additionally, the results of operations for divested business are removed from the comparable prior year period for purposes of calculating organic results. The remaining business are referred to as organic.

(2) Our organic growth calculations do not include the operating results for our June 1, 2010 acquisition of Hybricon Corporation and June 21, 2010 acquisition of Specialist Electronics Services, Ltd. (SES). In addition, our organic growth calculations exclude approximately two months operating results for our December 18, 2009 acquisition of Skyquest Systems Ltd.

(3) Our organic growth calculations do not include the operating results for our June 1, 2010 acquisition of Hybricon Corporation and June 21, 2010 acquisition of Specialist Electronics Services, Ltd. (SES). In addition, our organic growth calculations exclude approximately one month of operating results for our January 16, 2009 acquisition of Nu-Torque, two months of operating results for our March 5, 2009 acquisition of EST Group, and eleven months operating results for our December 18, 2009 acquisition of Skyquest Systems Ltd.

(4) We sold our Eaton product line located in Brecksville, Ohio on May 6, 2009. The results of operations for this business have been removed from the comparable prior year period for purposes of calculating organic results.

(5) Organic results exclude the current period effects of foreign currency translation.

CURTISS WRIGHT